EXHIBIT 99.2

Board of Directors
VirtGame Corp.
6969 Corte Santa Fe, Ste. A
San Diego, California 92121

                                                                January 21, 2005

      RE: POSSIBLE TRANSACTION INVOLVING PGIC GAMING CORPORATION AND VIRTGAME CORP.

Gentlemen:

      VirtGame Corp. (the "Company") has advised Mikohn Gaming Corporation d/b/a/ Progressive Gaming International Corporation ("PGIC") that the Company wishes to engage in negotiations with PGIC regarding a possible transaction involving PGIC and the Company (a "Possible Transaction"). In order to induce PGIC to enter into negotiations with the Company regarding a Possible Transaction (and in recognition of the time and effort that PGIC may expend and the expenses that PGIC may incur in pursuing these negotiations and in investigating the Company's business), the Company, intending to be legally bound, agrees as follows:

      1. The Company acknowledges and agrees that, until the earlier of March 31, 2005 or the date on which PGIC advises the Company in writing that PGIC is terminating all negotiations regarding a Possible Transaction, the Company will not, and will not permit any of its Representatives (as defined in paragraph 7 below) to, directly or indirectly:

            (a) solicit or encourage the initiation or submission of any expression of interest, inquiry, proposal or offer from any person or entity (other than PGIC) relating to a possible Acquisition Transaction (as defined in paragraph 7 below);

            (b) participate in any discussions or negotiations or enter into any agreement with, or provide any non-public information to, any person or entity (other than PGIC) relating to or in connection with a possible Acquisition Transaction; or

            (c) entertain, consider or accept any proposal or offer from any person or entity (other than PGIC) relating to a possible Acquisition Transaction.

The Company shall, and shall cause each of its Representatives to, immediately discontinue any ongoing discussions or negotiations (other than any ongoing discussions with PGIC) relating to a possible Acquisition Transaction, and shall promptly provide PGIC with an oral and a written description of any expression of interest, inquiry, proposal or offer relating to a possible Acquisition Transaction that is received by the Company or by any of the Company's Representatives from any person or entity (other than PGIC) on or prior to March 31, 2005.

      2. The Company acknowledges and agrees that in the event that (A) a definitive merger agreement regarding a Possible Transaction is not entered into between the Company and PGIC, other than as a result of PGIC's unwillingness to proceed with a Possible Transaction on terms and conditions substantially similar to or more favorable to the Company than those set forth in the Term Sheet attached hereto as Annex 1 (excluding those described under "Certain Conditions to Acquiror's Execution of Merger Agreement"), as such terms have been further expanded, revised and refined in the draft definitive agreements exchanged between the Company and PGIC to date, and (B) on or before the first anniversary of the date hereof, the Company enters into a letter of intent or other agreement with a third party to consummate an Alternate Transaction, and such Alternate Transaction is subsequently consummated, then (x) the Company shall pay PGIC a fee equal to five million dollars ($5,000,000) in immediately available funds and (y) such payment shall be made prior to and as a condition of the consummation of such transaction.

      3. Each of the Company and PGIC acknowledges and agrees that neither this letter agreement nor any action taken in connection with this letter agreement will give rise to any obligation on the part of either party (a) to continue any discussions or negotiations regarding a Potential Transaction or (b) to pursue or enter into any transaction or relationship of any nature with the other party.

      4. Neither the Company or PGIC shall not make or permit any disclosure to any person or entity regarding the terms of any proposal regarding a Possible Transaction, other than as may be required by applicable laws or regulations.

      5. The Company acknowledges and agrees that, in addition to all other remedies available (at law or otherwise) to PGIC, PGIC shall be entitled to equitable relief (including injunction and specific performance) as a remedy for any breach or threatened breach of any provision of this letter agreement. The Company further acknowledges and agrees that PGIC shall not be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph 5, and the Company waives any right it may have to require that PGIC obtain, furnish or post any such bond or similar instrument. If any action, suit or proceeding relating to this letter agreement or the enforcement of any provision of this letter agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

      6. This letter agreement shall be governed by and construed in accordance with the laws of the State of California (without giving effect to principles of conflicts of laws). The Company: (a) irrevocably and unconditionally consents and submits to the jurisdiction of the state and federal courts located in the State of California for purposes of any action, suit or proceeding arising out of or relating to this letter agreement; (b) agrees that service of any process, summons, notice or document by U.S. mail addressed to the Company at the address set forth at the beginning of this letter agreement shall be deemed to constitute effective service thereof for purposes of any action, suit or proceeding arising out of or relating to this letter agreement; (c) irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this letter agreement in any state or federal court located in the State of California; and (d) irrevocably and unconditionally waives the right to plead or claim, and irrevocably and unconditionally agrees not to plead or claim, that any action, suit or proceeding arising out of or relating to this letter agreement that is brought in any state or federal court located in the State of California has been brought in an inconvenient forum. This letter agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof, including, but not limited to, the provisions contained in paragraph 11 of that certain letter agreement between the Company and PGIC, dated October 4, 2004 (the "Prior Letter Agreement"); provided, however, that, for the avoidance of doubt, the Company and PGIC agree that this letter agreement shall not supersede any of the other provisions of the Prior Letter Agreement.

      7. For purposes of this letter agreement:

      (a) The Company's "Representatives" shall include its officers, directors,
employees,   affiliates,    attorneys,   advisors,   accountants,   agents   and
representatives.

      (b) "Acquisition Transaction" shall mean any transaction involving:

            (i) the sale, license, disposition or acquisition of all or a material portion of the business or assets of the Company or any direct or indirect subsidiary or division of the Company;

            (ii) the issuance, grant, disposition or acquisition of (A) any capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company, (B) any option, call, warrant or right (whether or not immediately exercisable) to acquire any capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company, or (C) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company; or

            (iii)  any  merger,  consolidation,   business  combination,   share
      exchange, reorganization or similar transaction involving the Company or any direct or indirect subsidiary of the Company;

provided, however, that (A) the grant of stock options by the Company to its employees in the ordinary course of business will not be deemed to be an "Acquisition Transaction" if such grant is made pursuant to the Company's existing stock option plans and is consistent with the Company's past practices, and (B) the issuance of stock by the Company to its employees upon the exercise of outstanding stock options will not be deemed to be an "Acquisition Transaction".

      (c) "Alternate Transaction" shall mean any transaction involving:

            (i) the sale, license, disposition or acquisition of all or a material portion of the business or assets of the Company or any direct or indirect subsidiary or division of the Company; or

            (ii) any merger, consolidation, business combination, share exchange, reorganization or similar transaction involving the Company or any direct or indirect subsidiary of the Company, in each case in which the stockholders of the Company will own less than fifty percent (50%) of the voting securities of the surviving corporation.

                              Very truly yours,

                              MIKOHN GAMING CORPORATION
                              D/B/A PROGRESSIVE GAMING INTERNATIONAL CORPORATION

                              By: /s/  Michael A. Sicuro
                              --------------------------------------------------

ACKNOWLEDGED AND AGREED:

VIRTGAME CORP.

By: /s/  Mark Newburg
----------------------------

                                     Annex 1

                             PRELIMINARY TERM SHEET

      This preliminary non-binding draft term sheet sets forth certain key terms of a possible transaction involving MIKOHN GAMING CORPORATION, D/B/A PROGRESSIVE GAMING INTERNATIONAL CORPORATION ("ACQUIROR"), and VIRTGAME CORP. ("TARGET).

STRUCTURE OF      o     Acquiror  to  acquire  Target  by means of a merger of a
TRANSACTION             wholly-owned  subsidiary  of  Acquiror  into Target (the
                        "MERGER").

                  o Target to enter into a definitive Merger Agreement with Acquiror (the "MERGER AGREEMENT") providing for the Merger.

EXCHANGE OF       o     The  aggregate  number of  shares of common  stock to be
SECURITIES;             issued  by  Acquiror  in  connection   with  the  Merger
EXCHANGE RATIO          (including all shares of Acquiror  common stock issuable
                        upon the  exercise  of options or  warrants  to purchase
                        Acquiror  common stock) for all of Target's  outstanding
                        equity  securities  shall  be  2.0  million;   provided,
                        however that: (i) if the Acquiror Fair Market Value (as defined below) is greater than $11.00, the aggregate number of shares of common stock to be issued by Acquiror shall be 1.940 million; and (ii) if the Acquiror Fair Market Value (as defined below) is greater than $13.00, or less than $6.50, the aggregate number of shares of common stock to be issued by Acquiror shall be determined by the mutual agreement of Acquiror and Target. "ACQUIROR FAIR MARKET VALUE" means the average closing price of one share of Acquiror common stock on the Nasdaq National Market for the ten (10) trading days ending with (and including) the day on which the Merger
                        Agreement is executed by Acquiror and Target.

                        The aggregate number of shares of common stock to be issued by Acquiror in connection with the Merger shall bet 12 12 reduced to reflect the value of: (i) any amounts owed by Target to Acquiror, including but not limited to amounts owed under the development agreement between Acquiror and Target; (ii) any outstanding indebtedness of Target that is not reflected in Target's SEC filings as of the date of this Term Sheet; and (iii) the amount, if any, by which Target's working capital at closing is less than $100,000; provided however, that working capital shall be determined without giving effect to (x) any cash and cash equivalents held by Target and (y) any amounts owed by Target to Acquiror under the development agreement between them.

                        In the event that the Target or Acquiror receives a viable bid in excess of $9.0 million for the Primeline/SBX/STB portion of the Target's business prior to closing of the transaction, Acquiror and Target will share 50/50 the amount which is in excess of the agreed $9.0 million.

SECURITIES        o     Acquiror  common  stock to be issued in the Merger to be
REGISTRATION            registered with the SEC on Form S-4.

TAX TREATMENT     o     The Merger to constitute a tax-free  reorganization  for
                        U.S. federal income tax purposes.

EMPLOYEE MATTERS  o     Certain  persons to be identified  by Acquiror  prior to
                        the execution of the Merger Agreement to enter into 3-year noncompetition and nonsolicitation agreements with Acquiror, effective as of the closing of the Merger.

SUPPORT           o     Certain  major   stockholders   of  Target   holding  an
AGREEMENTS              aggregate  of  approximately  [__%]  of the  outstanding
                        shares    of    Target    common    stock    to    agree
                        (contemporaneously  with  the  execution  of the  Merger
                        Agreement) to vote their shares in favor of the Merger and to otherwise support the Merger (and to grant customary irrevocable proxies to Acquiror with respect to the Merger).

OTHER             o     Merger Agreement also to include:
MERGER AGREEMENT
PROVISIONS
                        o     provision requiring Target's board of directors to
                              recommend that Target's stockholders vote to approve the Merger, subject to customary "fiduciary out";

                        o provision requiring Target to submit the Merger to its stockholdeRS FOr approval notwithstanding any change in the recommendation of Target's board of directors; and

                        o customary representations, warranties, covenants (including "no-sHOP" covenants), closing conditions (including those referred to below) and "break-up" fees (which are expected to differ in amount and structure from the payment provisions set forth in the letter agreement to which this Term Sheet is attached).

CERTAIN           o     Among other conditions:
CONDITIONS
TO ACQUIROR'S           o     satisfactory   completion   by  Acquiror  of  "due
EXECUTION OF MERGER           diligence"  investigatION relating to, among other
AGREEMENT                     matters,    Target's    capitalization,    assets,
                              liabilities,   customers,   contracts,  employees,
                              intellectual property and products; and

                        o approval of Merger Agreement and all related agreements and transactions by boards of directors of Target and Acquiror.

CERTAIN           o     Among other conditions:
CONDITIONS
TO CLOSING              o     receipt   by  the   parties   of   any   necessary
                              governmental or regulatory consents or clearances and any necessary contractual consents;

                        o approval of the Merger by the requisite vote of Target's stockholdERS;

                        o receipt by Acquiror of satisfactory evidence that certain employeeS OF Target to be identified by Acquiror prior to the execution of the Merger Agreement intend to continue their employment with Target or Acquiror;

                        o continued accuracy of representations and warranties in all materiAL respects, compliance with covenants in all material respects and absence of any material adverse change to Target; and

                        o receipt by Acquiror of satisfactory evidence of absence of pendING or threatened litigation.

EXCLUSIVITY       o     The  parties  will enter into an  exclusivity  agreement
("NO-SHOP")                   with a term ending March 31, 2005.
AGREEMENT